UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2021

CBRE ACQUISITION HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39798	85-3448396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2100 McKinney Avenue Suite 1250 Dallas, Texas	75201
(Address of principal executive offices)	(Zip code)

(214) 979-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
SAILSM (Stakeholder Aligned Initial Listing) securities, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-fourth of one redeemable warrant	CBAH.U	New York Stock Exchange
Class A Common Stock included as part of the SAILSM securities	CBAH	New York Stock Exchange
Warrants included as part of the SAILSM securities, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.00	CBAH WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 6, 2021, CBRE Acquisition Holdings, Inc. (“CBAH” or the “Company”) held a special meeting of stockholders (the “Special Meeting”) in connection with the Business Combination Agreement, dated July 12, 2021 (the “Business Combination Agreement”), by and among CBAH, CBAH Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of CBAH (“First Merger Sub”), CBAH Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of CBAH (“Second Merger Sub”), Altus Power America Holdings, LLC, a Delaware limited liability company (“Holdings”), APAM Holdings LLC, a Delaware limited liability company (“APAM”) and Altus Power, Inc., a Delaware corporation (“Altus”), providing for, among other things, and subject to the terms and conditions therein, a business combination between Altus and CBAH pursuant to the proposed initial merger of First Merger Sub with and into Altus (the “First Merger”), with Altus as the surviving company, and immediately thereafter the merger of Altus with and into Second Merger Sub (the “Second Merger”), with Second Merger Sub continuing as the surviving entity (the First Merger and the Second Merger, together, the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”). The Company filed a definitive proxy statement/prospectus relating to the Transactions with the Securities and Exchange Commission (the “SEC”) on November 5, 2021 (the “Proxy Statement/Prospectus”).

As of the close of business on October 27, 2021, the record date for the Special Meeting, there were 40,250,000 shares of CBAH’s Class A common stock, par value $0.0001 per share, and 2,012,500 shares of CBAH’s Class B common stock, par value $0.0001 per share (together with the CBAH Class A common stock, the “Common Stock”), outstanding and entitled to vote, of which the holders of 29,114,345 shares of Common Stock were present or represented by proxy at the Special Meeting, which number constituted a quorum. CBRE Group, Inc., its affiliates and executive officers of CBAH held an aggregate of 1,942,000 shares of Common Stock as of the record date.

Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders of the Company at the Special Meeting:

Proposal No. 1.    A proposal to approve the business combination described in the Proxy Statement/Prospectus, including (a) adopting the Business Combination Agreement and (b) approving the other transactions contemplated by the Business Combination Agreement and related agreements described in the Proxy Statement/Prospectus. The following is a tabulation of the votes with respect to this proposal, which was approved by (x) holders of the Common Stock, voting together as a single class, (y) holders of the Common Stock not owned, directly or indirectly by CBRE Group, Inc., any of its affiliates or any executive officers of CBAH, and (z) holders the CBAH Class B common stock, voting separately as a single class:

	For	Against	Abstain
CBAH Class A common stock	24,284,306	2,816,339	1,200
CBAH Class B common stock	2,012,500	—	—

Common Stock	26,296,806	2,816,339	1,200
Shares not owned, directly or indirectly by CBRE Group, Inc., its affiliates or any executive officer of the Company	24,364,806	2,816,339	1,200

Proposal No. 2.    A proposal to approve and adopt the third amended and restated certificate of incorporation of CBAH in the form attached to the Proxy Statement/Prospectus (the “third amended and restated certificate of incorporation”), presented separately in accordance with SEC requirements:

2A: A proposal to approve an amendment to the CBAH certificate of incorporation to make certain changes to the number of conversion shares issued upon conversion of the CBAH Class B common stock, including decreasing the vesting period from ten years to seven years. The following is a tabulation of the votes with respect to this proposal 2A, which was approved by (x) holders of the Common Stock, voting together as a single class and (y) holders the CBAH Class B common stock, voting separately as a single class:

	For	Against	Abstain
CBAH Class A common stock	24,284,306	2,816,339	1,200
CBAH Class B common stock	2,012,500	—	—

Common Stock	26,296,806	2,816,339	1,200

2B: A proposal to approve an amendment to the CBAH certificate of incorporation to create the Class B Director and the rights of holders of the CBAH Class B common stock to elect such director annually. The following is a tabulation of the votes with respect to this proposal 2B, which was approved by (x) holders of the Common Stock, voting together as a single class and (y) holders the CBAH Class B common stock, voting separately as a single class:

	For	Against	Abstain
CBAH Class A common stock	24,182,206	2,819,655	99,984
CBAH Class B common stock	2,012,500	—	—

Common Stock	26,194,706	2,819,655	99,984

2C: A proposal to approve an amendment to the CBAH certificate of incorporation to provide that the federal district courts of the U.S. shall be the exclusive jurisdiction for the resolution of complaints alleging a violation of federal securities laws unless CBAH consents in writing to an alternative jurisdiction and to remove certain language deeming stockholders to have consented to personal jurisdiction in connection with such claims. The following is a tabulation of the votes with respect to this proposal 2C, which was approved by (x) holders of the Common Stock, voting together as a single class and (y) holders the CBAH Class B common stock, voting separately as a single class:

	For	Against	Abstain
CBAH Class A common stock	24,180,634	2,817,955	103,256
CBAH Class B common stock	2,012,500	—	—

Common Stock	26,193,134	2,817,955	103,256

2D: A proposal to adopt the third amended and restated certificate of incorporation. The following is a tabulation of the votes with respect to this proposal 2D, which was approved by (x) holders of the Common Stock, voting together as a single class and (y) holders the CBAH Class B common stock, voting separately as a single class:

	For	Against	Abstain
CBAH Class A common stock	24,183,090	2,816,699	102,056
CBAH Class B common stock	2,012,500	—	—

Common Stock	26,195,590	2,816,699	102,056

Proposal No. 3.    A proposal to vote upon, on a non-binding advisory basis, certain governance provisions in the third amended and restated certificate of incorporation, presented separately in accordance with SEC requirements:

3A. A proposal to increase the total number of authorized shares of all classes of capital stock of CBAH from 261,000,000 shares to 1,000,000,000 shares, which would consist of (i) increasing the authorized CBAH Class A common stock from 250,000,000 shares to 988,591,250 shares, (ii) decreasing CBAH’s authorized Class B common stock from 10,000,000 shares to 1,408,750 shares and (iii) increasing CBAH’s authorized preferred stock from 1,000,000 shares to 10,000,000 shares. The following is a tabulation of the votes with respect to this proposal 3A, which was approved by (x) holders of the Common Stock, voting together as a single class, (y) holders of the Common Stock not owned, directly or indirectly by CBRE Group, Inc., any of its affiliates or any executive officers of CBAH, and (z) holders the CBAH Class B common stock, voting separately as a single class:

	For	Against	Abstain
CBAH Class A common stock	20,321,407	6,423,718	356,720
CBAH Class B common stock	2,012,500	—	—

Common Stock	22,333,907	6,423,718	356,720
Shares not owned, directly or indirectly by CBRE Group, Inc., its affiliates or any executive officer of the Company	20,401,907	6,423,718	356,720

3B. A proposal to approve provisions of the third amended and restated certificate of incorporation that provide that any amendment, alteration, repeal or rescission, in whole or in part, of the provisions of the third amended and restated certificate of incorporation governing amendments to the third amended and restated certificate of incorporation or Company’s bylaws, the board of directors of the Company, limitations on director liability or stockholder action by written consent shall require the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of CBAH Class A common stock. The third amended and restated certificate of incorporation further provides that, notwithstanding anything that might otherwise permit a lesser vote of the Company’s stockholders, any amendment to the Company’s bylaws by its stockholders shall require the affirmative vote of a majority of the CBAH Class A common stock, voting together as a single class. The following is a tabulation of the votes with respect to this proposal 3B, which was approved by (x) holders of the Common Stock, voting together as a single class, (y) holders of the Common Stock not owned, directly or indirectly by CBRE Group, Inc., any of its affiliates or any executive officers of CBAH, and (z) holders the CBAH Class B common stock, voting separately as a single class:

	For	Against	Abstain
CBAH Class A common stock	23,736,292	3,082,957	282,596
CBAH Class B common stock	2,012,500	—	—

Common Stock	25,748,792	3,082,957	282,596
Shares not owned, directly or indirectly by CBRE Group, Inc., its affiliates or any executive officer of the Company	23,816,792	3,082,957	282,596

3C. A proposal to approve provisions of the third amended and restated certificate of incorporation that provide that that certain transactions not be deemed to be “corporate opportunities” under the third amended and restated certificate of incorporation and that members of the board of directors of the Company who are not employees of Company and their respective affiliates, and any stockholder that has the right to appoint a director under the Investor Rights Agreement (as defined in the Proxy Statement/Prospectus) and such stockholder’s affiliates be permitted to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage. The following is a tabulation of the votes with respect to this proposal 3C, which was approved (x) holders of the Common Stock, voting together as a single class, (y) holders of the Common Stock not owned, directly or indirectly by CBRE Group, Inc., any of its affiliates or any executive officers of CBAH, and (z) holders the CBAH Class B common stock, voting separately as a single class:

	For	Against	Abstain
CBAH Class A common stock	20,322,475	6,494,085	285,285
CBAH Class B common stock	2,012,500	—	—

Common Stock	22,334,975	6,494,085	285,285
Shares not owned, directly or indirectly by CBRE Group, Inc., its affiliates or any executive officer of the Company	20,402,975	6,494,085	285,285

Proposal No. 4.    A proposal to approve and adopt the 2021 Omnibus Incentive Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder. The following is a tabulation of the votes with respect to this proposal, which was approved by (x) holders of the Common Stock, voting together as a single class and (y) holders the CBAH Class B common stock, voting separately as a single class:

	For	Against	Abstain
CBAH Class A common stock	24,075,931	2,921,793	104,121
CBAH Class B common stock	2,012,500	—	—

Common Stock	26,088,431	2,921,793	104,121

Proposal No. 5.    A proposal to approve and adopt the 2021 Employee Stock Purchase Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder. The following is a tabulation of the votes with respect to this proposal, which was approved by (x) holders of the Common Stock, voting together as a single class and (y) holders the CBAH Class B common stock, voting separately as a single class:

	For	Against	Abstain
CBAH Class A common stock	24,168,587	2,829,792	103,466
CBAH Class B common stock	2,012,500	—	—

Common Stock	26,181,087	2,829,792	103,466

Proposal No. 6.    A proposal to elect seven directors to serve staggered terms on the board of directors of the Company until immediately following the annual meeting of the Company’s stockholders for the calendar year ended December 31, 2022, 2023 and 2024, as applicable, and until their respective successors are duly elected and qualified, in the classes set forth below. The following is a tabulation of the votes of Common Stock cast with respect to each director elected at the Special Meeting:

Director	For	Withheld
Class I
Sarah Coyne	21,774,203	5,327,642
Sharon Daley	26,987,394	114,451
Richard Peretz	25,820,077	1,281,768

Class II
Christine Detrick	25,817,477	1,284,368
Rob Horn	26,987,998	113,847

Class III
Gregg Felton	26,987,998	113,847
Lars Norell	26,987,989	113,856

Proposal No. 7.    A proposal to approve, for purposes of complying with the applicable provisions of Section 312.03 of the New York Stock Exchange’s (the “NYSE”) Listed Company Manual Rules, the issuance of more than 20% of CBAH’s issued and outstanding shares of Common Stock in connection with the Transactions, and the issuance of shares of CBAH’s Class A common stock to a Related Parties (as defined in Section 312.03 of the NYSE’s Listed Company Manual) in connection with the Transactions. The following is a tabulation of the votes with respect to this proposal which was approved by (x) holders of the Common Stock, voting together as a single class, (y) holders of the Common Stock not owned, directly or indirectly by CBRE Group, Inc., any of its affiliates or any executive officers of CBAH, and (z) holders the CBAH Class B common stock, voting separately as a single class:

	For	Against	Abstain
CBAH Class A common stock	24,186,337	2,817,648	97,860
CBAH Class B common stock	2,012,500	—	—

Common Stock	26,198,837	2,817,648	97,860
Shares not owned, directly or indirectly by CBRE Group, Inc., its affiliates or any executive officer of the Company	24,266,837	2,817,648	97,860

Proposal No. 8.    A proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposals No. 1, 2, 3, 4, 5, 6, and 7. The following is a tabulation of the votes with respect to this proposal which was approved by the holders of CBAH’s Common Stock.

For	Against	Abstain
25,925,744	3,085,821	102,780

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 7, 2021

CBRE ACQUISITION HOLDINGS, INC.

By:	/s/ Cash J. Smith
Name:	Cash J. Smith
Title:	Chief Financial Officer